Triangle Capital Partners
                              -------------------------
                              Investment Bankers



                                 Presentation to

                       Darlington County Bancshares, Inc.

                                  May 10, 2004

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

     1.   Going Private

     2.   Triangle Capital Partners

     3.   Publicly Traded Banks < $100MM in Assets




                                                       TRIANGLE CAPITAL PARTNERS
                                                       -------------------------
                                                       Investment Bankers

                                    TRIANGLE CAPITAL PARTNERS
-----------------------------------------------------------------------------------------------------------------

                                        Triangle Capital Partners, LLC
                                       3600 Glenwood Avenue, Suite 104
                                              Raleigh, NC 27612
                                             Fax: (919) 719-4777
                                       www.trianglecapitalpartners.com

-----------------------------------------------------------------------------------------------------------------
                                            FINANCIAL INSTITUTIONS
-----------------------------------------------------------------------------------------------------------------
          John Schramm                           Bill Wagner                          Mike Patterson
        Managing Director                      Managing Director                     Managing Director
     Phone: (919) 719 - 4783                Phone: (919) 719 - 4782               Phone: (919) 719 - 4786
jschramm@trianglecapitalpartners.com  wwagner@trianglecapitalpartners.com  mpatterson@trianglecapitalpartners.com

-----------------------------------------------------------------------------------------------------------------
                                               PRIVATE EQUITY
-----------------------------------------------------------------------------------------------------------------

         Garland Tucker                         Tarlton Long                         David Parker
        Managing Director                     Managing Director                    Managing Director
     Phone: (919) 719 - 4779               Phone: (919) 719 - 4780               Phone: (919) 719 - 4781
gtucker@trianglecapitalpartners.com   tlong@trianglecapitalpartners.com    dparker@trianglecapitalpartners.com



                                                       TRIANGLE CAPITAL PARTNERS
                                                       -------------------------
                                                       Investment Bankers

--------------------------------------------------------------------------------
                                1. GOING PRIVATE



                                                       TRIANGLE CAPITAL PARTNERS
                                                       -------------------------
                                                       Investment Bankers

                             GOING PRIVATE OVERVIEW
--------------------------------------------------------------------------------

     -    De Register with the SEC

          -    Must have fewer than 300 shareholders

          -    File form 15

     -    Eliminate SEC filings

          -    Forms 10-Q, 10-K, 8-K , Schedule 13D, 13G, and Form 4

               - However, you will still need to distribute a proxy and annual report

     -    Cease listing on NASDAQ National and Small Cap Markets

          -    Must be registered with the SEC to be listed

     -    Cannot be traded on OTC Bulletin Board

          -    Must be registered with the SEC to be listed

     -    Shares can be listed on the Pink Sheets

          -    No cost

          -    Must have sponsoring market maker

          -    File Form 211 with NASD OTC Compliance unit


                                                       TRIANGLE CAPITAL PARTNERS
                                                       -------------------------
                                                       Investment Bankers

                            REASONS FOR GOING PRIVATE
--------------------------------------------------------------------------------

     -    Saves money

          -    Professional fees

          -    NASD fees

          -    Printing, EDGAR and mailing costs

     -    Reduces administrative burden

     -    Reduces liability and burdens associated with Sarbanes-Oxley

          -    Audit committee and auditor independence requirements

          -    Personal certification of 10-Qs and 10-Ks

          -    Increased civil and criminal penalties

          - However, for legal and regulatory reasons, it may be necessary to follow portions of Sarbanes-Oxley

     -    Allows management to take longer term perspective

          -    Reduces pressure on quarterly earnings

     -    Considering S-Corp status

     -    Discourages stock ownership by professional investors

     -    Increases ability to stay independent


                                                       TRIANGLE CAPITAL PARTNERS
                                                       -------------------------
                                                       Investment Bankers

                          REASONS FOR NOT GOING PRIVATE
--------------------------------------------------------------------------------

     -    Reduces liquidity of stock

     -    Limits ability to raise additional capital

     -    Limits ability to make acquisitions

     -    May require valuation of company stock for employee benefit plans

     -    May require company to repurchase stock from a participant in an ESOP

     -    May invite a hostile or competing offer from another bank

          -    Does not necessarily mean bank must sell

          -    High level of inside ownership is big deterrent

     - May increase certain shareholders ownership above 10%, which may trigger change of control regulations and require regulatory approval


                                                       TRIANGLE CAPITAL PARTNERS
                                                       -------------------------
                                                       Investment Bankers

                            EVALUATE SHAREHOLDER BASE
--------------------------------------------------------------------------------

     -    Obtain shareholder lists

          -    Street name - look through one level

     - Consolidate accounts held by the same shareholder (duplicate accounts, misspellings)

     -    Determine final shareholder count

     -    Determine number of shareholders above 300

     -    Determine cost and feasibility to reduce shareholders below 300

          -    How will bank fund this?

               -    Excess capital?

               -    Trust preferred?

               -    Holding company loan?


                                                       TRIANGLE CAPITAL PARTNERS
                                                       -------------------------
                                                       Investment Bankers

                                     OPTIONS
--------------------------------------------------------------------------------

     -    Odd-lot tender offer

     -    Share repurchase

     -    Tender offer

     -    Reverse stock split

     -    Cash-out merger

     - Form 13E(3) must be filed with the SEC if any of the above options are used to de-register.

          - Sets forth the Board's reasons for going private and the impact on the company and its shareholders.


                                                       TRIANGLE CAPITAL PARTNERS
                                                       -------------------------
                                                       Investment Bankers

                              ODD-LOT TENDER OFFER
--------------------------------------------------------------------------------

     - Board approves program to purchase shares from shareholders with fewer than 100 shares

     -    Eliminates expense and burden of small shareholders

     -    Purchased directly by company

          -    Shareholders avoid brokerage commissions

     -    Company sets price

          -    Typically set at market price or at slight premium to market

     -    Voluntary sale by shareholders

     -    No guarantee shareholders will sell

     -    Difficult to get small shareholders' attention


                                                       TRIANGLE CAPITAL PARTNERS
                                                       -------------------------
                                                       Investment Bankers

                            SHARE REPURCHASE PROGRAM
--------------------------------------------------------------------------------

     -    Board authorizes repurchase plan

          -    Typically 5% or 10% of outstanding shares

     -    Company makes press release

     -    Company follows rules set forth by SEC Rule 10b-18

     -    No guarantee that enough shareholders will sell shares to go private

     -    Difficult to predict how long it will take


                                                       TRIANGLE CAPITAL PARTNERS
                                                       -------------------------
                                                       Investment Bankers

                                  TENDER OFFER
--------------------------------------------------------------------------------

     - Company offers to buy back a set number of shares at a fixed price at a set time

          -    Basically, a tender offer is just a large share repurchase

     -    There are SEC rules that govern a tender offer

          - A tender offer document must be mailed to shareholders setting forth the offer and its financial impact on the company

     - An alternative to a fixed price tender is the "Dutch Auction" tender offer

          -    Company establishes a range of prices it is willing to pay

          -    Shareholders may elect to sell shares within the range

          - The company selects the price at which it can purchase the most shares at the lowest cost per share

          -    All shares are purchased at the same price

     -    No guarantee that shareholders will tender shares

     -    Many small shareholders may not make the effort to tender shares


                                                       TRIANGLE CAPITAL PARTNERS
                                                       -------------------------
                                                       Investment Bankers

                               REVERSE STOCK SPLIT
--------------------------------------------------------------------------------

     - Method whereby outstanding shares are reduced, with fractional shares cashed out

          -    Example 1 for 500 reverse stock split

               -    Shareholders receive 1 share for every 500 shares they own

               -    Shareholders with fewer than 500 shares receive cash

               -    Fractional shares receive cash

          -    Must be approved by shareholders

     - Establish reverse stock split to guarantee reducing remaining shareholders below 300

     -    Determine number of fractional shares and total cost

          -    Determine how the purchase of these shares will be financed

     - SEC rules require a proxy offer or tender offer document be distributed to shareholders

     -    Value of shares is determined by Board

          - Typically, Board retains a financial advisor to aid in establishing this value and evaluating the financial impact

          - The financial advisor establishes a range of value that would be fair to shareholders

          -    The financial advisor provides a fairness opinion

          - Hiring a financial advisor helps the Board fulfill its fiduciary obligations


                                                       TRIANGLE CAPITAL PARTNERS
                                                       -------------------------
                                                       Investment Bankers

                                 CASH-OUT MERGER
--------------------------------------------------------------------------------

     - Procedurally very similar to a reverse stock split, except that not all fractional shares are cashed out

          - Only those shareholders with less than one full share are cashed out

     -    Not available in all states

     -    Similar to forming a holding company

          -    Bank merges into a dummy corporation

          - The exchange ratio for the dummy corporation's shares and the bank's shares is set to result in the elimination of the necessary number of shareholders


                                                       TRIANGLE CAPITAL PARTNERS
                                                       -------------------------
                                                       Investment Bankers

                                     SELECTED GOING PRIVATE TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                       Announce  Closing   Transaction  Transaction
Company                       Ticker      City      State    Assets      Date      Date       Type         Value
--------------------------------------------------------------------------------------------------------------------

American                                                                                   Cash Out
Bancorp, Inc.                 ABNC    Opelousas     LA        100,781   4/16/04  Pending   Merger       $  5,374,838
                                                                                           Reverse
Coddle Creek                                                                               Stock
Financial Corp.               CDLC    Mooresville   NC        137,652   3/30/04  Pending   Split        $    500,000
Hemlock Federal                                                                            Tender
Financial Corp.               HMLK    Oak Forest    IL        312,468   3/16/04  Pending   Offer        $  5,800,000
High Country
Bancorp, Inc.                 HCBC    Salida        CO        193,467   2/10/04  Pending   Form 15                NA
Easton Bancorp                                                                             Cash Out
Inc.                          EASB    Easton        MD        101,837    1/2/04  Pending   Merger       $  3,013,650
                                                                                           Reverse
IBW Financial                                                                              Stock
Corp.                         IBWF    Washington    DC        302,720  12/31/03  Pending   Split        $    470,230
Sistersville
Bancorp, Inc.                 SVBC    Sistersville  WV         47,566  11/26/03  11/26/03  Form 15                NA
Umbrella
Bancorp,
Incorporated                          Summit        IL        230,515  11/14/03  11/14/03  Form 15                NA
                                                                                           Reverse
Huron National                                                                             Stock
Bancorp, Inc.                         Rogers City   MI         44,503   11/7/03   3/24/03  Split        $    492,600
First National                                                                             Cash Out
Bankshares Corp.                      Ronceverte    WV        177,815   11/6/03   2/24/03  Merger       $  3,720,574
Crazy Woman
Creek Bancorp,                                                                             Modified
Inc.                          CRZY    Buffalo       WY         77,669   10/3/03  11/17/03  Dutch TO     $  6,387,500
                                                                                           Odd Lot
Coddle Creek                                                                               Tender
Financial Corp.               CDLC    Mooresville   NC        137,652   10/1/03  11/21/03  Offer        $    250,800
First Cherokee                                                                             Cash Out
Bancshares, Inc.              FCKE    Woodstock     GA        190,938   9/19/03   3/29/04  Merger       $  6,081,814
                                                                                           Reverse
                                                                                           Stock
Valley Ridge Financial Corp.  VYRG    Kent City     MI        193,008   9/19/03  11/26/03  Split        $  1,660,000
East Texas
Financial
Services, Inc.                ETFS    Tyler         TX        222,783    9/8/03   9/15/03  Form 15                NA
                                                                                           Reverse
                                                                                           Stock
BankPlus, FSB                 BPLS    Morton        IL        313,234   7/15/03   9/23/03  Split        $    200,000
Captial                                                                                    Cash Out
Directions, Inc.              CTDN    Mason         MI        129,839   6/25/03   2/12/03  Merger       $    551,450
InvestorsBancorp,                                                                          Cash Out
Inc.                                  Pewaukee      WI        191,933   3/25/03   9/23/03  Merger       $  5,697,818
Henderson
Citizens                                                                                   Cash Out
Bancshares, Inc.                      Henderson     TX        555,958   2/23/03   8/18/03  Merger       $  3,000,000
Zachary                                                                                    Cash Out
Bancshares, Inc.                      Zachary       LA        109,751   12/2/02   3/13/03  Merger       $  1,332,730
                                                                                           Reverse
Greater Rome                                                                               Stock
Bancshares, Inc.                      Rome          GA        131,659   9/23/02    1/8/03  Split        $  4,140,000
Chesapeake                                                                                 Reverse
Financial Shares,                                                                          Stock
Inc.                          CPKF    Kilmarnock    VA        332,424    9/3/02   2/28/03  Split        $  1,979,073
                                                                                           Odd Lot
First National of                                                                          Tender
Nebraska, Inc.                FINN    Omaha         NE     11,669,667    6/6/02   7/11/02  Offer        $ 52,500,000
                                                                                           Cash Out
Hemet Bancorp                         Riverside     CA        313,893   5/22/02    9/4/02  Merger       $ 45,031,680
                                                                                           Cash Out
FVNB Corp.                            Victoria      TX        813,270   4/27/01   8/13/01  Merger       $ 16,875,000


                                                       TRIANGLE CAPITAL PARTNERS
                                                       -------------------------
                                                       Investment Bankers
                                       11

--------------------------------------------------------------------------------
                          2. TRIANGLE CAPITAL PARTNERS




                                                       TRIANGLE CAPITAL PARTNERS
                                                       -------------------------
                                                       Investment Bankers

                            TRIANGLE CAPITAL PARTNERS
--------------------------------------------------------------------------------

        A REGIONAL INVESTMENT BANK WITH A FOCUS ON FINANCIAL INSTITUTIONS


Investment Banking  Mezzanine           Investment Banking
General             Fund                Financial Institutions

Offers customized   Manages an          Provides
investment          $ 80MM mezzanine    specialized
banking services    investment fund     investment banking
to middle market    and is a licensed   services to
companies.          SBIC.               community financial
                                        institutions.



                                                       TRIANGLE CAPITAL PARTNERS
                                                       -------------------------
                                                       Investment Bankers

                      FINANCIAL INSTITUTIONS PROFESSIONALS
--------------------------------------------------------------------------------

JOHN F. SCHRAMM - MANAGING DIRECTOR - John Schramm is a founder and co-head of the Financial Institutions Group. His focus is primarily bank mergers and acquisitions and business valuations. During his career, John has represented many community banks in merger negotiations as both buyers and sellers. He has been involved in transactions with such highly-regarded financial institutions as BB&T, Fifth Third, RBC Centura, First Union, Huntington, National Commerce, Regions, SouthTrust, Synovus and Union Planters. In addition, he has extensive experience with financial institution asset-backed financing, mutual-to-stock conversion appraisals, branch bank acquisitions and divestitures, and business plans. Prior to joining Triangle, John was a Managing Director for Trident Securities in Raleigh, NC. Between 1987 and 2002, John was involved in over 40 bank mergers and acquisitions. He also appraised over 25 thrifts for mutual-to-stock conversions transactions, and structured several asset-backed financing transactions. John began his career as a Consultant for Arthur Anderson & Co., in Charlotte, NC. While at Anderson, he worked in the Information Consulting Division (later known as Anderson Consulting and Accenture) where he worked with companies in the financial services, healthcare, manufacturing, distribution and utilities industries. John received his B.A. degree from Northwestern University in 1982. In 1984, he received an M.B.A. degree from the Fuqua School of Business at Duke University. John is an Accredited Senior Appraiser certified in business valuation by the American Society of Appraisers.

WILLIAM J. WAGNER, CPA - MANAGING DIRECTOR - Bill Wagner is a founder and co-head of the Financial Institutions Group. Bill's focus is on providing financial advisory services to community financial institutions in the areas of merger advisory services, strategic planning, branch purchases, share repurchases and capital raising, including trust preferred securities. Throughout his career, Bill has successfully completed numerous complex transactions in the financial services industry. In addition, he has extensive experience with accounting and tax issues unique to financial institutions. Prior to joining Triangle, Bill served as a Senior Vice President in the Trident Securities division of McDonald Investments, Inc. from 1992 to 2002. During his tenure at Trident, Bill represented many community banks in merger negotiations as both buyers and sellers. In total, Bill was involved in over 30 announced bank mergers and acquisitions while at Trident. Prior to 1992, Bill was a Vice President of First Citizens Bank, an $11 billion bank headquartered in Raleigh, NC. While at First Citizens, he worked in the corporate finance department as the corporate tax manager and was involved in several complex merger transactions. Prior to joining First Citizens, Bill was a tax consultant with Deloitte and Touche in Columbus, OH. Bill received his B.S. degree from Miami University in 1984. In 1991, he received an M.B.A. degree from the Fuqua School of Business at Duke University. Bill is a Certified Public Accountant licensed in North Carolina and is an active member of the American Institute of Certified Public Accountants and the North Carolina Association of Certified Public Accountants.


                                                       TRIANGLE CAPITAL PARTNERS
                                                       -------------------------
                                                       Investment Bankers

                      FINANCIAL INSTITUTIONS PROFESSIONALS
--------------------------------------------------------------------------------

MICHAEL S. PATTERSON - MANAGING DIRECTOR- Mike Patterson joined Triangle Capital Partners as a Managing Director in December, 2002. Prior to joining TCP, Mike was a commercial banker in North Carolina for thirty years. Most recently he was Chairman of the Board for Centura Banks, Inc. and Centura Bank headquartered in Rocky Mount, NC. He became Chairman in February 2000 when his prior company, Triangle Bancorp, was acquired by Centura and retained that position until Centura was acquired by the Royal Bank of Canada in June of 2001. He joined Triangle Bancorp, headquartered in Raleigh, NC, in August of 1990 as President and COO and became CEO in March of 1991. Under his leadership, Triangle grew from $85 million in assets to $2.4 billion when it was sold to Centura. During that time, Triangle acquired ten other financial institutions and completed four branch acquisition transactions. Mike is a graduate of Campbell University and the graduate program at The School of Banking of the South at Louisiana State University and the Graduate Executive Program at the University of North Carolina in Chapel Hill.

MATTHEW H. PARAMORE - ANALYST - Matt Paramore joined Triangle Capital Partners in July 2003 after graduating cum laude from Davidson College. Matt majored in both Economics and Classics in addition to studying in Cork, Ireland and Athens, Greece. Prior to joining Triangle, Matt worked on a wide variety of legal issues including admiralty claims, civil litigation, and corporate matters as law clerk at McCotter, Ashton & Smith, P. A. in New Bern, North Carolina. Matt has passed the Level I CFA examination and is actively pursuing the Chartered Financial Analyst designation.


                                                       TRIANGLE CAPITAL PARTNERS
                                                       -------------------------
                                                       Investment Bankers

                    OVERVIEW OF FINANCIAL INSTITUTIONS GROUP
--------------------------------------------------------------------------------

Triangle Capital Partners' ("TCP") Financial Institutions Group was formed to meet the investment banking needs of community financial institutions. TCP's banking team has over 25 years of combined experience serving as a trusted financial advisor to numerous community financial institutions. In terms of announced deals, the lead partners at TCP have been involved in over 70 mergers and acquisitions with a total deal value in excess of $2 billion.


Merger Advisory Services                                Strategic Advisory
                                                            Services

                           Triangle Capital
   Fairness Opinions         Partners' Financial           Valuations
                          Institutions Group


    Equity Issuance                                 Trust Preferred Securities
                          Branch Purchases/Sales

TCP's Financial Institutions Group is committed to providing the most thorough and complete financial advice available to the financial services industry. The Financial Institutions Group was founded on the principle of providing honest and unbiased advice that is in the long-term best interests of our clients. Our goal is to become one of our clients most trusted advisors.


                                                       TRIANGLE CAPITAL PARTNERS
                                                       -------------------------
                                                       Investment Bankers

                       #1 ADVISOR FOR BRANCH TRANSACTIONS
--------------------------------------------------------------------------------

          -----------------------------------------------------------
          2004                                  Number    Deposits
          Rank  Firm                            of Deals  Sold ($000)
          -----------------------------------------------------------

          -----------------------------------------------------------
          1     TRIANGLE CAPITAL PARTNERS              3       62,212
          -----------------------------------------------------------
          2     McConnell Budd & Romano Inc.           2       11,400
          2     Ward & Smith PA                        2       41,780
          4     Austin Associates LLC                  1       13,000
          4     Bank Analysis Center                   1        9,000
          4     DD&F Consulting Group                  1        6,000
          4     Garland McPherson & Assoc. Inc         1       21,000
          4     Hovde Financial LLC                    1       65,300
          4     Janney Montgomery Scott LLC            1       29,800
          4     McQueen Financial Advisors             1       13,000
          4     Sandler O'Neill & Partners LP          1      380,000
          4     Scott & Stringfellow Inc.              1       20,432

          Rankings exclude terminated deals.
          Source: SNL Financial, LC as of 04/28/2004
          -----------------------------------------------------------

       Capital Bank                          Capital Bank
       Corporation                            Corporation

has announced the sale of its        has announced the sale of its
   Warrenton, North Carolina            Seadboard and Woodland,
        branch to                      North Carolina branches to

    First Citizens Bank                      SouthernBank
                                                     ----
Triangle Capital Partners acted as   Triangle Capital Partners acted as
  exclusive Financial Advisor to       exclusive Financial Advisor to
     Capital Bank Corporation.            Capital Bank Corporation.

          February 2004                        February 2004



               FNB                           First South Bank
            Southeast                                    ----
   has announced the sale of its        All the Bank You'll Ever Need
        Richlands, Virginia            has announced the acquisition
             branch to                of the New Bern and Greenville,
       -------------------               North Carolina branches of

       National Bankshares                         CCB
                                          Central Carolina Bank

Triangle Capital Partners acted as   Triangle Capital Partners acted as
   exclusive Financial Advisor to      exclusive Financial Advisor to
FNB Financial Services Corporation.         First South Bancorp.

          January 2004                         October 2003



                                                       TRIANGLE CAPITAL PARTNERS
                                                       -------------------------
                                                       Investment Bankers

                         TCP ANNOUNCED M&A TRANSACTIONS
--------------------------------------------------------------------------------

            =========================================================

                                   $10,100,000

                                      TECHE
                                 Holding Company

                     Has announced its intention to acquire

                                   ST. LANDRY
                              FINANCIAL CORPORATION


                            TRIANGLE CAPITAL PARTNERS
                            -------------------------
                            Investment Bankers

             Triangle Capital Partners acted as financial advisor to
                              Teche Holding Company


                                   March 2004


            =========================================================


                                                       TRIANGLE CAPITAL PARTNERS
                                                       -------------------------
                                                       Investment Bankers

                                        TCP ANNOUNCED M&A TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------

                  51,700,000                                                 $ 21,100,000

                     LBA                                                    Bank of Granite
           Acadiana BancShares, Inc.                                         Corporation

             Has been acquired by                                            Has acquired

                  iBERIABANK                                                    First
        An Independent Louisiana Bank(TM)                                     Commerce
                                                                                Bank

               TRIANGLE CAPITAL PARTNERS                                  TRIANGLE CAPITAL PARTNERS
               -------------------------                                  -------------------------
               Investment Bankers                                         Investment Bankers

Triangle Capital Partners acted as financial advisor to    Triangle Capital Partners acted as financial advisor to
            Acadiana Bancshares, Inc.                                  Bank of Granite Corporation

                 February 2003                                                 July 2003


                                                       TRIANGLE CAPITAL PARTNERS
                                                       -------------------------
                                                       Investment Bankers

                      TCP TRUST PREFERRED TRANSACTIONS
------------------------------------------------------------------------


          CAPITAL BANK                            WACCAMAW
          CORPORATION                               BANK

          10,000,000                            $ 8,000,000

   --------------------------             --------------------------
   Trust Preferred Securities             Trust Preferred Securities
   --------------------------             --------------------------

       Private Placement                      Private Placement

Triangle Capital Partners acted as   Triangle Capital Partners acted as
   Placement Agent and Financial        Placement Agent and Financial
            Advisor.                             Advisor.

         December 2003                         December 2003
========================================================================

          PREMIER BANK                      UNDISCLOSED NC BANK
          ------------
        Expect the Best.
          $2,500,000                           $ 20,000,000

   --------------------------             --------------------------
   Trust Preferred Securities             Trust Preferred Securities
   --------------------------             --------------------------

       Private Placement                      Private Placement

Triangle Capital Partners acted as   Triangle Capital Partners acted as
   Placement Agent and Financial               Placement Agent.
           Advisor.

         December 2003                          December 2003
========================================================================

        FIRST SOUTH BANK                     UNDISCLOSED SC BANK
  All The Bank You'll Ever Need

           $10,000,000                          $ 15,000,000

   --------------------------             --------------------------
   Trust Preferred Securities             Trust Preferred Securities
   --------------------------             --------------------------

       Private Placement                      Private Placement

Triangle Capital Partners acted as   Triangle Capital Partners acted as
   Placement Agent and Financial        Placement Agent and Financial
            Advisor.                              Advisor.

         September 2003                          July 2003
========================================================================

          CAPITAL BANK                      UNDISCLOSED NC BANK
          CORPORATION

          $10,000,000                          $ 20,000,000

   --------------------------             --------------------------
   Trust Preferred Securities             Trust Preferred Securities
   --------------------------             --------------------------

        Private Placement                    Private Placement

Triangle Capital Partners acted as   Triangle Capital Partners acted as
   Placement Agent and Financial             Placement Agent.
            Advisor.

           June 2003                          December 2002
========================================================================


                                                       TRIANGLE CAPITAL PARTNERS
                                                       -------------------------
                                                       Investment Bankers

                                OTHER ENGAGEMENTS
--------------------------------------------------------------------------------


            COMMUNITY
             CAPITAL                             PREMIER BANK
           Corporation                           ------------
           Corporation                          Expect the Best.

       -------------------
       PURCHASE ACCOUNTING                  -----------------------
            VALUATION                       PRIVATE STOCK VALUATION
       -------------------                  -----------------------

Triangle Capital Partners provided
Community Capital Corporation with
a valuation of the financial assets
   and liabilities, including core    Triangle Capital Partners provided
 deposits, acquired in the purchase   a valuation of the common stock of
  of Abbeville Capital Corporation.         Premier Financial Corp.

            March 2004                           December 2003
===============================================================================

           CODDLE CREEK                         BANK OF GRANITE
          FINANCIAL CORP.                        CORPORATION

       ODD LOT TENDER OFFER /                 PURCHASE ACCOUNTING
      GOING PRIVATE TRANSACTION                    VALUATION

Triangle Capital Partners acted as   Triangle Capital Partners provided
 Financial Advisor and Information    Bank of Granite Corporation with
      Agent to Coddle Creek          a valuation of the financial assets
         Financial Corp.              and liabilities, including core
                                     deposits, acquired in the purchase
                                        of First Commerce Corporation.

          December 2003                        September 2003
===============================================================================


                               Undisclosed $500MM
                              Financial Institution

                            ------------------------
                            Hostile Takeover Defense
                            ------------------------

                       Triangle Capital Partners acted as
                       financial advisor to an undisclosed
                           target in responding to an
                               unsolicited offer.

                                    July 2003


                                                       TRIANGLE CAPITAL PARTNERS
                                                       -------------------------
                                                       Investment Bankers

                                    WHOLE BANK M&A TRANSACTIONS
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Date    Role       Client                         Transaction Description           Deal Value
--------------------------------------------------------------------------------------------------
                   Teche Holding Company,         Cash Purchase of St. Landry
Feb-04  Buy Side   Franklin, LA                   Financial Corp.                   $   10,100,000
                   Bank of Granite Corporation,   Cash/Stock Purchase of First
Jul-03  Buy Side   Granite Falls, NC              Commerce Corp.                    $   21,100,000
                   Acadiana Bancshares, Inc.,     Cash/Stock Sale to IBERIABANK
Feb-03  Sell Side  Lafayette, LA                  Corp.                             $   52,000,000
                   Capital Bank Corporation,      Stock Purchase of High Street
Dec-02  Buy Side   Raleigh, NC                    Corp.                             $   20,800,000
                   Rowan Bancorp, Inc., China
Aug-02  Sell Side  Grove, NC                      Stock Sale to FNB Corp.           $   21,800,000
                   First Community Financial      Cash/Stock Sale to Capital Bank
Jan-02  Sell Side  Corp., Burlington, NC          Corp.                             $   54,000,000
                   Innes Street Financial Corp.,  Cash Sale to Gaston Federal
Dec-01  Sell Side  Salisbury, NC                  Bancorp, Inc.                     $   38,000,000
                   CENIT Bancorp, Inc., Norfolk,
Aug-01  Sell Side  VA                             Stock Sale to SouthTrust Corp.    $  121,600,000
                   VA Capital Bancshares, Inc.,
Jun-01  Sell Side  Fredericksburg, VA             Stock Sale to BB&T Corp.          $  175,500,000
                   Industrial Bancorp, Inc.,      Cash Sale to United Community
Jun-01  Sell Side  Bellevue, OH                   Financial                         $   91,800,000
                   Century Bancorp, Inc.,
May-01  Sell Side  Thomasville, NC                Cash/Stock Sale to First Bancorp  $   21,700,000
                   FirstSpartan Financial Corp,
Mar-01  Sell Side  Spartanburg, SC                Stock Sale to BB&T Corp.          $  102,100,000
                   Centura Banks, Inc., Rocky     Stock Sale to Royal Bank of
Jan-01  Sell Side  Mount, NC                      Canada                            $2,330,000,000
                   Twin City Bancorp, Inc.,       Cash Sale to Citco Community
Nov-00  Sell Side  Bristol, TN                    Bancshares                        $   20,200,000
                   Mid-Coast Bancorp, Inc.,       Cash Sale to Union Bankshares
Sep-00  Sell Side  Waldoboro, ME                  Company                           $   12,100,000
                   First Savings Bancorp, Inc.,
Sep-00  Sell Side  Southern Pines, NC             Stock Sale to First Bancorp       $   77,900,000
                   Heritage Bancorp, Inc.,        Cash/Stock Sale to SouthBanc
Jul-00  Sell Side  Laurens, SC                    Shares, Inc.                      $   77,000,000
                   Piedmont Bancorp, Inc.,        Stock Sale to National Commerce
Apr-00  Sell Side  Hillsborough, NC               Bancorp.                          $   32,100,000
                   Carolina Fincorp, Inc.,
Apr-00  Sell Side  Rockingham, NC                 Stock Sale to FNB Corp.           $   29,100,000
                   Anson Bancorp, Inc.,           Cash Sale to Uwharrie Capital
Jan-00  Sell Side  Wadesboro, NC                  Corp.                             $   10,100,000
                   Community Federal Bancorp,     Cash/Stock Sale to First M&F
Nov-99  Sell Side  Tupelo, MS                     Corp.                             $   79,300,000
                   Eagle BancGroup, Inc.,
Oct-99  Sell Side  Bloomington, IL                Cash Sale to First Busey Corp.    $   27,100,000
                   Oak Hill Financial, Inc.,      Stock Purchase of Towne
Oct-99  Buy Side   Jackson, OH                    Financial Corp.                   $   20,300,000
                   Triangle Bancorp, Inc.,        Stock Sale to Centura Banks
Aug-99  Sell Side  Raleigh, NC                    Inc.                              $  607,700,000
                   FFBS BanCorp, Inc.,            Stock Sale to NBC Capital
Aug-99  Sell Side  Columbus, MS                   Corp.                             $   47,400,000
                   Delaware First Financial       Cash Sale to Crown Group,
Aug-99  Sell Side  Corp, Wilmington, DE           Inc.                              $   17,900,000
                   Heartland Bancshares,
Jun-99  Sell Side  Inc., Herrin, IL               Cash Sale to Banterra Corp.       $   13,200,000

Note: Certain transactions listed above were completed by individuals at Triangle Capital Partners either prior to or subsequent to the formation of TCP.


                                                       TRIANGLE CAPITAL PARTNERS
                                                       -------------------------
                                                       Investment Bankers

                                  WHOLE BANK M&A TRANSACTIONS
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Date    Role       Client                           Transaction Description       Deal Value
----------------------------------------------------------------------------------------------
                   First Coastal Bankshares,        Stock Sale to Centura Banks
Mar-99  Sell Side  Virginia Beach, VA               Inc.                          $124,900,000
                                                    Stock Purchase of Columbia
Sep-98  Buy Side   Cecil Bancorp, Elkton, MD        Bank, A FSB                   $  3,200,000
                   Shelby County Bancorp,           Cash Sale to Blue River
Jun-98  Sell Side  Shelbyville, IN                  Bancshares                    $ 10,800,000
                   ESB Bancorp, Inc., Enfield,      Cash Sale to Southern
May-98  Sell Side  NC                               Bancshares                    $  6,400,000
                   Triangle Bancorp, Inc.,          Stock Purchase of United
Dec-97  Buy Side   Raleigh, NC                      Federal Savings Bank          $ 54,600,000
                   First Southeast Financial        Stock Sale to Carolina First
Nov-97  Sell Side  Corp, Anderson, SC               Corp.                         $ 64,700,000
                   First Savings Financial Corp.,   Cash Sale to First Citizens
Oct-97  Sell Side  Reidsville, NC                   BancShares, Inc.              $ 10,600,000
                   Triangle Bancorp, Inc.,          Stock Purchase of Guaranty
Oct-97  Buy Side   Raleigh, NC                      State Bancorp                 $ 35,500,000
                   SouthFirst Bancshares Inc.,      Cash/Stock Purchase of First
Oct-97  Buy Side   Sylacauga, AL                    FS & LA, Clanton, AL          $  5,300,000
                   Oak Hill Financial, Inc.,        Cash Purchase of Unity
Oct-97  Buy Side   Jackson, OH                      Savings Bank                  $ 10,600,000
                   Triangle Bancorp, Inc.,          Stock Purchase of Bank of
Mar-97  Buy Side   Raleigh, NC                      Mecklenburg                   $ 42,000,000
                   Home Federal Savings Bank,       Cash Sale to Charter
Jan-97  Sell Side  Carbondale, IL                   Financial, Inc.               $  6,300,000
                   Preferred Bank, FSB,             Cash Sale to SouthTrust
Nov-96  Sell Side  Palmetto, FL                     Corp.                         $  8,800,000
                   Sentinel Financial Corporation,  Stock Sale to Roosevelt
Oct-96  Sell Side  Kansas City, MO                  Financial Group               $ 14,300,000
                   Workingmens Capital              Stock Sale to Old National
Oct-96  Sell Side  Holdings, Bloomington, IN        Bancorp                       $ 39,200,000
                   Valley Federal Savings Bank,     Stock Sale to Union Planters
Oct-96  Sell Side  Sheffield, AL                    Corp.                         $ 12,600,000
                   Triangle Bancorp, Inc.,          Stock Purchase of Granville
Jun-96  Buy Side   Raleigh, NC                      United Bank                   $ 11,100,000
                   Harbor Investment
May-96  Sell Side  Corporation, Odenton, MD         Cash Sale to FCNB Corp.       $  6,600,000
                   KY Enterprise Bancorp,           Stock Sale to Fifth Third
Mar-96  Sell Side  Newport, KY                      Bancorp                       $ 61,900,000
                   RS Financial Corporation,        Stock Sale to First Union
Jan-96  Sell Side  Raleigh, NC                      Corp.                         $117,800,000
                   Winton Financial Corporation,    Stock Purchase of Blue Chip
Jan-96  Buy Side   Cincinnati, OH                   Savings Bank                  $  4,600,000
                   Heritage Federal Bancshares,     Stock Sale to First American
Nov-95  Sell Side  Kingsport, TN                    Corp.                         $ 97,400,000
                   Mutual Community Savings         Cash Purchase of
Sep-95  Buy Side   Bank, Durham, NC                 Greensboro National Bank      $  1,100,000
                   Triangle Bancorp, Inc.,          Stock Purchase of The
May-95  Buy Side   Raleigh, NC                      Village Bank                  $  9,800,000
                                                    Stock Sale to BancorpSouth,
Mar-95  Sell Side  LF Bancorp, Inc., Laurel, MS     Inc.                          $ 28,800,000
                   Gwinnett Bancshares, Inc.,       Stock Sale to Bank South
Feb-95  Sell Side  Lawrenceville, GA                Corp.                         $ 65,800,000

Note: Certain transactions listed above were completed by individuals at Triangle Capital Partners either prior to or subsequent to the formation of TCP.


                                                       TRIANGLE CAPITAL PARTNERS
                                                       -------------------------
                                                       Investment Bankers

                                   WHOLE BANK M&A TRANSACTIONS
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Date    Role       Client                             Transaction Description         Deal Value
-------------------------------------------------------------------------------------------------
                   First Federal Savings Bank,   Cash/Stock Sale to PAB
Jan-95  Sell Side  Bainbridge, GA                Bankshares Inc.                      $ 8,100,000
                   FirstFed Northern KY,         Stock Sale to Huntington
Dec-94  Sell Side  Covington, KY                 Bancshares Inc.                      $32,500,000
                   First Republic Savings Bank,  Cash Sale to First Citizens
Dec-94  Sell Side  Roanoke Rapids                BancShares, Inc.                     $10,900,000
                   Triangle Bancorp, Inc.,       Stock Purchase of Columbus
Sep-94  Buy Side   Raleigh, NC                   National Bank                        $13,500,000
                   Triangle Bancorp, Inc.,       Stock Purchase of Atlantic
Sep-94  Buy Side   Raleigh, NC                   Community Bncp, Inc.                 $19,900,000
                   Triangle Bancorp, Inc.,       Stock Purchase of Standard Bank &
Sep-94  Buy Side   Raleigh, NC                   Trust Company                        $15,300,000
                   Security Capital Bancorp,     Cash Purchase of First FS & LA of
Sep-94  Buy Side   Salisbury, NC                 Charlotte, NC                        $40,400,000
                   Liberty Bancshares, Paris,
Jun-94  Sell Side  TN                            Stock Sale to Union Planters Corp.   $35,500,000
                   Great Northern Financial
Apr-94  Sell Side  Corp, Barberton, OH           Stock Sale to FirstMerit Corp.       $51,500,000
                   Citizens Savings Bank,        Merger Conversion with BB&T
Dec-93  Sell Side  Mooresville, NC               Financial Corp.                      $ 5,800,000
                   Mutual SB of Rockingham       Merger Conversion with BB&T
Nov-93  Sell Side  Co., Reidsville, NC           Financial Corp.                      $ 6,700,000
                   First Savings Bank, Forest    Merger Conversion with Centura
Oct-93  Sell Side  City, NC                      Banks, Inc.                          $ 8,900,000
                   Triangle Bancorp, Inc.,       Stock Purchase of New East
Mar-93  Buy Side   Raleigh, NC                   Bancorp                              $18,300,000
                   First Federal Bank, FSB,      Merger Conversion with Union
Feb-93  Sell Side  Maryville, TN                 Planters Corp.                       $14,700,000
                   Security Financial Holding
Feb-93  Sell Side  Co., Durham, NC               Stock Sale to BB&T Financial Corp.   $43,800,000
                   Cherokee Federal Savings      Cash Sale to Community Bank
Jan-93  Sell Side  Bank, Canton, GA              Capital Corp                         $ 7,300,000
                   Santee Cooper State Bank,
Jan-93  Sell Side  Elloree, SC                   Stock Sale to First National Corp.          N.A.
                   First Trident S&L
Dec-92  Sell Side  Corporation, Charleston, SC   Stock Sale to NBSC Corp.             $10,800,000
                   First Federal S&LA,           Merger with First Liberty Financial
Dec-92  Sell Side  Milledgeville, GA             Corp.                                       N.A.
                   Clinton Federal S&LA,         Merger Conversion with Harvest
Dec-92  Sell Side  Clinton, Iowa                 Financial Corp.                      $ 2,300,000
                   Security Federal S&LA,        Merger Conversion with Regions
Dec-92  Sell Side  Nashville, TN                 Financial Corp.                      $16,000,000
                   Gate City FS&LA,              Merger Conversion with BB&T
Aug-91  Sell Side  Greensboro, NC                Financial Corp.                      $43,600,000
                   First Federal Savings Bank,   Merger Conversion with First
Jul-91  Sell Side  Henderson, NC                 Citizens BancShares, Inc.            $ 4,200,000
                   Citizens Federal S&LA,        Merger Conversion with Synovus
Apr-91  Sell Side  Rome, GA                      Financial Corp.                      $ 2,200,000
                   Davidson Federal Savings      Merger Conversion with Regency
Dec-90  Sell Side  Bank, Lexington, NC           Bancshares, Inc.                     $ 3,200,000
                   Triangle Bancorp, Inc.,       Stock Purchase of Enterprise
Sep-90  Buy Side   Raleigh, NC                   Bancorp Inc.                                N.A.

Note: Certain transactions listed above were completed by individuals at Triangle Capital Partners either prior to or subsequent to the formation of TCP.


                                                       TRIANGLE CAPITAL PARTNERS
                                                       -------------------------
                                                       Investment Bankers

--------------------------------------------------------------------------------
                   3. PUBLICLY TRADED BANKS < $100MM IN ASSETS



                                                       TRIANGLE CAPITAL PARTNERS
                                                       -------------------------
                                                       Investment Bankers

                                                  TRADING COMPARABLE COMPANIES
                                       TRADING PRICES FOR COMMERCIAL BANKS AS OF 05/07/04
                                                                                                 TRIANGLE CAPITAL PARTNERS
                                                                                                 -------------------------
                                                                                                 Investment Bankers

             Company                         Trading Market                               Pricing Multiples
-----------------------------------  -----------------------------  -----------------------------------------------------------
                                                   T    D                   E    Average
                                                   y    a   Total  Closing  x     Daily   Market  Price To Earnings Ratios
                                                   p    t   Assets   Price  c     Volume  Capital    LTM          MRQ
                                                                                                     ---          ---
Name                                 St   Symbol   e    e   ($mil)     $      h   (000s)  ($mil)  Rep   Core  Rep   Core  2004E
-----------------------------------  --   ------   -   --   ------  -------   -   ------  ------  ----  ----  ----  ----  -----

BOL Bancshares Inc.                  LA     BOLB  B     12      99    17.25  P         -       3   7.5  11.1   8.3   4.6     NA
Blue Ridge Bankshares Inc.           VA     BRBS  B     12      84    49.50  P         -      11  31.3  31.3    NA  18.7     NA
Chino Commercial Bank NA             CA     CKNA  B      3      64    28.00  B         1      15  31.8  31.8  35.0  35.0     NA
Citizens NB of Meyersdale            PA     CZNS  B     12      56   159.00  P         -       8  20.2  20.4    NA  22.0     NA
Commerce First Bancorp Inc.          MD     CMFB  B      3      56     9.00  B         -       7  39.1  39.1  25.0  25.0     NA
Discovery Bank                       CA     DVLB  B     12      68    15.50  B         -       -  36.9  36.9  25.8  25.8     NA
F & M Bancorp                        OH     FMOO  B     12      78   109.50  P         -       9  19.4  21.3  10.6  12.1     NA
First National Bank of Groton        NY     FIGR  B     12      94   190.00  P         -       -   9.2   9.2    NA   8.7     NA
First National Bk of Wellston        OH     FIWO  B     12      82    34.00  P         -       -   7.3   7.4    NA   8.5     NA
GNB Financial Services Inc           PA     GNBF  B     12      86    43.01  B         -      13  11.4  11.8    NA  18.2     NA
Inland Community Bank NA             CA     ICMM  B     12      71     5.25  B         2       7  25.0  24.6   9.4   9.4     NA
Mission Oaks National Bank           CA     MKNB  B      3      96    15.00  B         1      29  25.0  25.0  26.8  26.8     NA
Old Line Bancshares Inc              MD     OLBK  B      3      98    10.90  O         2      19  36.3  36.3  27.3  27.3     NA
Pan American Bank                    CA     PABK  B     12      41     8.60  P         1      13  35.8  34.9    NM    NM     NA
People's Bank of Commerce            OR     PBCO  B     12      54    18.00  B         -      13  14.4  14.9  13.2  15.2     NA
Red Oak Bank                         NJ     ROBK  B     12      89     8.15  B         1       8  22.6  22.6    NA    NA     NA
Ridgestone Financial Services        WI     RFSV  B      3      90    12.30  B         4      10  20.9  21.1  38.4  38.4     NA
Shore Community Bank                 NJ     SHRC  B     12      94    18.00  B         1      19  30.0  33.1  21.4  21.4     NA
Tri-State 1st Banc Inc.              OH     TSEO  B     12      89    18.75  B         -      17  24.0  25.7  27.6  27.6     NA
WebFinancial Corp.                   NY     WEFN  B     12      26     2.77  O         7      12   5.8   6.8   2.2   2.9     NA
Wilton Bank                          CT     WIBW  B     12      98    58.00  B         -      23  13.7  13.7  13.8  13.8     NA
Guideline Company Average                     21                77    39.55            1      13  22.3  22.8  20.3  19.0     NA
Guideline Company High                        21                99   190.00            7      29  39.1  39.1  38.4  38.4     NA
Guideline Company Median                      21                84    18.00            -      13  22.6  22.6  23.2  18.7     NA
Guideline Company Low                         21                26     2.77            -       3   5.8   6.8   2.2   2.9     NA
Selected Median Ratios:
  Banks - Market Cap $1mm - $10mm             23                82    11.50            -       7  20.2  20.4  17.3  10.7     NA
  Banks - ROA 75bp - 100bp                   200               358    23.82            1      63  18.1  18.3  18.2  18.4   15.6
  Banks - ROE 6% - 9%                        118               301    20.00            1      39  21.7  21.6  20.2  21.3   19.1
  Banks - Tangible Capital 9% - 12%          231               303    25.00            1      61  16.5  16.6  17.1  17.1   14.6
  Banks - South Carolina                      22               256    19.75            1      39  20.9  20.7  18.8  18.9   14.5
  Banks - Southeast                          190               384    21.75            2      71  16.7  17.1  16.8  16.8   14.1
  Banks - All Companies                      886               422    24.45            2      82  16.8  17.2  16.9  17.1   14.7


                                     Pricing Multiples
                                     -----------------
                                           Price/
                                    Price/ Tang.
                                                 Divid.
                                     Book  Book  Yield
Name                                  %     %     %
-----------------------------------  ----  ----  ----

BOL Bancshares Inc.                    70    70     -
Blue Ridge Bankshares Inc.            103   103   2.2
Chino Commercial Bank NA              279   279     -
Citizens NB of Meyersdale             105   105   2.4
Commerce First Bancorp Inc.           127   127     -
Discovery Bank                         NA    NA     -
F & M Bancorp                          91    91   3.1
First National Bank of Groton         104   104   3.5
First National Bk of Wellston          64    64     -
GNB Financial Services Inc            143   143   1.0
Inland Community Bank NA              151   151     -
Mission Oaks National Bank            286   286     -
Old Line Bancshares Inc               147   147   1.1
Pan American Bank                     222   222     -
People's Bank of Commerce             155   155     -
Red Oak Bank                          143   143     -
Ridgestone Financial Services         130   130     -
Shore Community Bank                   NA    NA     -
Tri-State 1st Banc Inc.               181   181   1.9
WebFinancial Corp.                     88    98     -
Wilton Bank                           174   174   2.6
Guideline Company Average             145   146   2.2
Guideline Company High                286   286   3.5
Guideline Company Median              143   143   2.3
Guideline Company Low                  64    64   1.0
Selected Median Ratios:
  Banks - Market Cap $1mm - $10mm     117   117   2.5
  Banks - ROA 75bp - 100bp            176   185   2.1
  Banks - ROE 6% - 9%                 145   154   2.0
  Banks - Tangible Capital 9% - 12%   172   176   2.5
  Banks - South Carolina              195   200   2.2
  Banks - Southeast                   177   193   2.3
  Banks - All Companies               182   196   2.4



                                                TRADING COMPARABLE COMPANIES CONT.
                                        TRADING PRICES FOR COMMERCIAL BANKS AS OF 05/07/04


                                                                                                                            Per
                                                                                                                           Share
            Company                                 Price Change                            Financial Ratios                Data
-----------------------------------  ----------------------------------------  ------------------------------------------  ------
                                          Price Change           52 Week        LTM      LTM    Effic.   Tang.     NPAs/    EPS
                                     ----------------------  ----------------
                                         Qtr         Year     High      Low     ROAA     ROAE   Ratio   Capital   Assets    LTM
Name                                      %           %         $        $        %       %       %        %         %       $
-----------------------------------  ------------  --------  -------  -------  -------  ------  ------  --------  -------  ------

BOL Bancshares Inc.                         32.7     146.4     17.25     7.00     0.41     9.9      90       6.7     1.90    2.30
Blue Ridge Bankshares Inc.                   3.1       3.1     49.50    48.00     0.44     3.3      87      12.3     0.15    1.58
Chino Commercial Bank NA                    21.7      79.5     30.00    16.00     0.93     9.5      79       8.6        -    0.88
Citizens NB of Meyersdale                    6.0       6.0    159.00   152.00     0.75     5.2      73      14.1     0.86    7.88
Commerce First Bancorp Inc.                 (2.7)      2.9      9.25     8.25     0.39     3.4      81      10.5     0.49    0.23
Discovery Bank                               8.8       6.9     16.05    13.60     0.81     5.9      80      14.2        -    0.42
F & M Bancorp                                  -      (7.2)   109.50   109.50     0.57     6.2      85      11.8        -    5.66
First National Bank of Groton                  -         -        NA       NA     1.35    11.7      58      11.6       NA   20.66
First National Bk of Wellston                  -         -        NA       NA     1.13     9.2      62      13.0     0.47    4.63
GNB Financial Services Inc                  (5.1)     42.4     45.83    43.01     1.57    12.3      45      12.6        -    3.77
Inland Community Bank NA                   (12.5)     53.1      6.00     3.05     0.44     6.6      88       6.5        -    0.21
Mission Oaks National Bank                  20.0      66.7     16.00     9.00     1.31    12.6      66      10.5        -    0.60
Old Line Bancshares Inc                     (2.3)     30.8     12.00     8.32     0.60     4.4      73      13.5        -    0.30
Pan American Bank                          115.0     237.3      8.60     2.70     0.89     6.3      73      14.3        -    0.24
People's Bank of Commerce                   17.8      65.1     18.00    11.90     1.74    11.4      69      15.1     1.37    1.25
Red Oak Bank                               (15.7)     22.3     10.00     5.95     0.62     6.5      73      12.6     0.02    0.36
Ridgestone Financial Services               (3.9)     29.5     13.00     8.50     0.61     7.0      72       9.0       NA    0.59
Shore Community Bank                        (1.9)    114.1     19.40     8.55     0.69     8.4      75       8.2     0.11    0.60
Tri-State 1st Banc Inc.                     (0.8)      3.0     20.25    18.00     0.80     8.1      78      10.4     0.46    0.78
WebFinancial Corp.                           3.5      63.1      3.47     1.70       NM    16.9      70      49.1       NA    0.48
Wilton Bank                                  6.9      13.5     61.75    51.00     1.77    13.9      49      13.7     4.94    4.25
Guideline Company Average                    9.1      46.6                        0.89     8.5      73      13.2     0.60    2.75
Guideline Company High                     115.0     237.3                        1.77    16.9      90      49.1     4.94   20.66
Guideline Company Median                       -      29.5                        0.78     8.1      73      12.3     0.07    0.78
Guideline Company Low                      (15.7)     (7.2)                       0.39     3.3      45       6.5        -    0.21
Selected Median Ratios:
  Banks - Market Cap $1mm - $10mm           (1.8)     25.2                        0.52     4.3      79       8.5     0.45    0.21
  Banks - ROA 75bp - 100bp                   0.7      25.3                        0.89    10.7      67       8.1     0.48    1.19
  Banks - ROE 6% - 9%                          -      20.8                        0.72     7.7      72       8.7     0.48    0.87
  Banks - Tangible Capital 9% - 12%            -      18.1                        1.08    10.9      64      10.0     0.40    1.44
  Banks - South Carolina                    (0.4)     29.3                        0.92     9.9      64       8.8     0.35    0.92
  Banks - Southeast                         (1.0)     18.1                        1.02    11.3      63       8.2     0.49    1.20
  Banks - All Companies                     (0.2)     22.0                        1.03    11.8      64       8.4     0.43    1.40


                                             Per Share Data
                                     -------------------------------
                                               Book    Tang.   Ann.
                                     2004E    Value    Book    Div.
Name                                   $        $        $       $
-----------------------------------  ------  -------  -------  -----

BOL Bancshares Inc.                      NA    24.62    24.62      -
Blue Ridge Bankshares Inc.               NA    47.89    47.89   1.08
Chino Commercial Bank NA                 NA    10.04    10.04      -
Citizens NB of Meyersdale                NA   151.06   151.06   3.80
Commerce First Bancorp Inc.              NA     7.10     7.10      -
Discovery Bank                           NA       NA       NA      -
F & M Bancorp                            NA   120.80   120.80   3.40
First National Bank of Groton            NA   182.18   182.18   6.60
First National Bk of Wellston            NA    53.25    53.25      -
GNB Financial Services Inc               NA    29.98    29.98   0.44
Inland Community Bank NA                 NA     3.48     3.48      -
Mission Oaks National Bank               NA     5.24     5.24      -
Old Line Bancshares Inc                  NA     7.43     7.43   0.12
Pan American Bank                        NA     3.87     3.87      -
People's Bank of Commerce                NA    11.64    11.64      -
Red Oak Bank                             NA     5.68     5.68      -
Ridgestone Financial Services            NA     9.47     9.47      -
Shore Community Bank                     NA       NA       NA      -
Tri-State 1st Banc Inc.                  NA    10.36    10.34   0.36
WebFinancial Corp.                       NA     3.14     2.82      -
Wilton Bank                              NA    33.25    33.25   1.50
Guideline Company Average                NA    37.92    37.90   2.16
Guideline Company High                   NA   182.18   182.18   6.60
Guideline Company Median                 NA    10.36    10.34   1.29
Guideline Company Low                    NA     3.14     2.82   0.12
Selected Median Ratios:
  Banks - Market Cap $1mm - $10mm        NA     6.39     6.39   3.40
  Banks - ROA 75bp - 100bp             1.51    12.50    11.75   0.56
  Banks - ROE 6% - 9%                  1.15    13.32    11.65   0.56
  Banks - Tangible Capital 9% - 12%    1.67    13.35    13.07   0.71
  Banks - South Carolina               1.94    11.39     9.82   0.42
  Banks - Southeast                    1.88    11.48    10.41   0.52
  Banks - All Companies                1.72    12.65    11.55   0.65


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